As filed with the Securities and Exchange Commission on December 21, 1999
                                               Registration No. ________________
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ________________
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933
                                ________________


                            THE LAMSON & SESSIONS CO.
             (Exact Name of Registrant as Specified in Its Charter)

                Ohio                                      34-0349210
   (State or Other Jurisdiction             (I.R.S. Employer Identification No.)
 of Incorporation or Organization)

              25701 Science Park Drive, Cleveland, Ohio 44122-7313 (Address of Principal Executive Offices Including Zip Code)

                            THE LAMSON & SESSIONS CO.
                     NONEMPLOYEE DIRECTORS STOCK OPTION PLAN
                 (AS AMENDED AND RESTATED AS OF APRIL 23, 1999)
                            (Full Title of the Plan)

                                  James J. Abel
                      Executive Vice President, Secretary,
                      Treasurer and Chief Financial Officer
                            25701 Science Park Drive
                           Cleveland, Ohio 44122-7313
                     (Name and Address of Agent For Service)

                                  216/464-3400
          (Telephone Number, Including Area Code, of Agent For Service)

                         CALCULATION OF REGISTRATION FEE
===================================================================================================================

Title of                                            Proposed Maxi-           Proposed Maxi-           Amount of
Securities to              Amount to be             mum Offering             mum Aggregate            Registration
be Registered              Registered(1)            Price Per Share(2)       Offering Price(2)        Fee
-------------------------------------------------------------------------------------------------------------------
Common Shares,
without par value(3)       100,000                  $4.59                    $459,000                 $121.18
===================================================================================================================

(1) Pursuant to Rule 416 of the Securities Act of 1933 (the "Securities Act"), this Registration Statement also covers such additional shares of Common Shares, without par value ("Common Shares") as may become issuable pursuant to the anti-dilution provisions of The Lamson & Sessions Co. Nonemployee Directors Stock Option Plan (As Amended And Restated As of April 23, 1999) (the "Plan").

(2) Estimated solely for calculating the amount of the registration fee, pursuant to Rule 457(c) and (h) of the General Rules and Regulations under the Securities Act, on the basis of the average of the high and low sale prices of such securities on the New York Stock Exchange on December 16, 1999 within five business days prior to filing.

(3) One serial preference stock purchase right (a "Right") will also be issued with respect to each Common Share. The terms of the Rights are described in the Form 8-A filed by The Lamson & Sessions Co. (the "Registrant") on September 9, 1998.

                         Exhibit Index Appears on Page 5



                               Page 1 of 6 Pages

                                     Part II

         Pursuant to General Instruction E to Form S-8, the contents of Registration Statement No. 33-62443 on Form S-8 as filed by the Registrant with the Securities and Exchange Commission ("SEC") on September 8, 1995 are incorporated herein by reference.


Item 8.  Exhibits
         --------

         The following Exhibits are being filed as part of this Registration
Statement:

         4(a) Amended Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 4(a) to the Registrant's Registration Statement on Form S-8 (Registration No. 333-32875), filed with the SEC on August 5, 1997).

         4(b) Certificate of Adoption of Amendment to Amended Articles of Incorporation of the Registrant (incorporated by reference to Exhibit A to Exhibit 4.1 to the Registrant's Form 8-A filed with the SEC on September 9, 1998 and incorporated herein by reference).

         4(c) Amended Code of Regulations of the Registrant (incorporated by reference to Exhibit 3(b) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1994).

         4(d) Nonemployee Directors Stock Option Plan (As Amended and Restated as of April 23, 1999) (incorporated by reference to Appendix A of the Registrant's Proxy Statement dated March 18,
                  1999).

         4(e) The Registrant's Form 8-A with respect to the Rights (filed with the SEC on September 9, 1998 and incorporated herein by reference).

         4(f) Rights Agreement, dated September 8, 1998, between the Registrant and National City Bank (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form 8-A filed with the SEC on September 9, 1998).

         5        Opinion of Counsel.

         23(a)    Consent of Independent Auditors.

         23(b)    Consent of Counsel (included in Exhibit 5).

         24       Power of Attorney.




                               Page 2 of 6 Pages

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on December 16, 1999.



                                   THE LAMSON & SESSIONS CO.



                                   By:   /s/  James J. Abel
                                       -----------------------------------------
                                        James J. Abel
                                        Executive Vice President, Secretary,
                                        Treasurer and Chief Financial Officer




                               Page 3 of 6 Pages

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.



               Signature                                       Title                                    Date
               ---------                                       -----                                    ----

 /s/  John B. Schulze                       Chairman of the Board, President and Chief            December 16, 1999
--------------------------------------      Executive Officer (Principal Executive
John B. Schulze                             Officer); Director


/s/  James J. Abel                          Executive Vice President, Secretary,                  December 16, 1999
--------------------------------------      Treasurer and Chief Financial Officer;
James J. Abel                               (Principal Financial Officer)


 /s/  Lori L. Spencer                       Vice President and Controller                         December 16, 1999
--------------------------------------
Lori L. Spencer

  * /s/  James T. Bartlett                  Director                                              December 16, 1999
--------------------------------------
James T. Bartlett

  * /s/  Francis H. Beam, Jr.               Director                                              December 16, 1999
--------------------------------------
Francis H. Beam, Jr.

  * /s/  Martin J. Cleary                   Director                                              December 16, 1999
--------------------------------------
Martin J. Cleary

  * /s/  William H. Coquillette             Director                                              December 16, 1999
--------------------------------------
William H. Coquillette

  * /s/  John C. Dannemiller                Director                                              December 16, 1999
--------------------------------------
John C. Dannemiller

  * /s/  George R. Hill                     Director                                              December 16, 1999
--------------------------------------
George R. Hill

  * /s/  A. Malachi Mixon, III              Director                                              December 16, 1999
--------------------------------------
A. Malachi Mixon, III

  * /s/  John C. Morley                     Director                                              December 16, 1999
--------------------------------------
John C. Morley

  * /s/  D. Van Skilling                    Director                                              December 16, 1999
--------------------------------------
D. Van Skilling


         * James J. Abel, the undersigned attorney-in-fact, by signing his name hereto, does hereby sign and execute this Registration Statement on behalf of the above officers and directors (constituting a majority of the directors) pursuant to a power of attorney filed with the Securities and Exchange Commission as Exhibit 24 to this Registration Statement.



December 16, 1999                 By:   /s/  James J. Abel
                                       ----------------------------------------
                                        James J. Abel, Attorney-in-Fact




                               Page 4 of 6 Pages

                                  EXHIBIT INDEX
                                  -------------



         The following Exhibits are being filed as part of this Registration
Statement:


         4(a) Amended Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 4(a) to the Registrant's Registration Statement on Form S-8 (Registration No. 333-32875), filed with the SEC on August 5, 1997).

         4(b) Certificate of Adoption of Amendment to Amended Articles of Incorporation of the Registrant (incorporated by reference to Exhibit A to Exhibit 4.1 to the Registrant's Form 8-A filed with the SEC on September 9, 1998 and incorporated herein by reference).

         4(c) Amended Code of Regulations of the Registrant (incorporated by reference to Exhibit 3(b) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1994).

         4(d) Nonemployee Directors Stock Option Plan (As Amended and Restated as of April 23, 1999) (incorporated by reference to Appendix A of the Registrant's Proxy Statement dated March 18,
                  1999).

         4(e) The Registrant's Form 8-A with respect to the Rights (filed with the SEC on September 9, 1998 and incorporated herein by reference).

         4(f) Rights Agreement, dated September 8, 1998, between the Registrant and National City Bank (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form 8-A filed with the SEC on September 9, 1998).

         5        Opinion of Counsel.

         23(a)    Consent of Independent Auditors.

         23(b)    Consent of Counsel (included in Exhibit 5).

         24       Power of Attorney.






                               Page 5 of 6 Pages